UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 4, 2007

SCHNITZER STEEL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON (State or other jurisdiction of incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR (Address of principal executive offices)	97296-0047 (Zip Code)

Registrant’s telephone number, including area code:  (503) 224-9900

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company’s Compensation Committee approved an Annual Incentive Compensation Plan for the fiscal year ending August 31, 2007 for the Company’s executive officers (other than John D. Carter, Chief Executive Officer, and Tamara Adler Lundgren, Executive Vice President and Chief Operating Officer) and other eligible employees.  The terms of the awards to the executive officers of the Company who were listed in the Summary Compensation Table in the Company’s proxy statement for its 2007 Annual Meeting of Shareholders are summarized in the following table:

	Cash Payments Based on Achievement of Performance Targets(1)
	Threshold	Target	Stretch
Donald Hamaker President, Metals Recycling Business	$216,000	$432,000	$864,000
Gregory J. Witherspoon Vice President and Chief Financial Officer	$186,923	$373,846	$747,692
Gary Schnitzer Executive Vice President	$124,616	$249,231	$498,462
______________________________

(1)
The Committee established a series of performance targets based on economic profit of the Company’s operating divisions (net operating profit after taxes minus divisional capital charge) (weighted at 70%), the Company’s growth in earnings per share (weighted at 15%) and the achievement of individual goals (weighted at 15%), corresponding to award payouts ranging from “threshold” at 50% to “stretch” at 200% of the weighted portions of the target awards for economic profit and EPS growth.  Bonuses for achievement of individual performance goals will be paid out at 100% of the weighted portion of the target award but are subject to increase based on the level of achievement of the economic profit and EPS growth targets and discretionary reallocation of bonus amounts of participants who do not meet their individual goals.  Payouts for economic profit or EPS growth performance below the “threshold” level and additional payouts for economic profit or EPS growth above the “stretch” level are at the discretion of the Compensation Committee.  For measuring earnings per share growth in fiscal 2007, the fiscal 2006 diluted earnings per share are deemed to be lower than the actual amount, reflecting the elimination of certain large nonrecurring items. The Compensation Committee has discretion to adjust fiscal year earnings and economic profit to appropriately reflect certain nonrecurring or extraordinary items.  A participant generally must be employed by the Company on the payment date to receive an award payout, although adjusted awards will be paid if employment terminates earlier on account of death, disability, retirement or involuntary termination without cause.  Awards will be paid in cash following the end of the year.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC.
(Registrant)

Dated: April 9, 2007	By:	/s/ RICHARD C. JOSEPHSON
Name: Richard C. Josephson
Title: Vice President, General Counsel and Secretary

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